UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2006 id-CONFIRM, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

0-50489

(Commission File Number)

98-0222930

(I.R.S. Employer Identification Number)

Suite 400, 1800 Boulder Street, Denver, Colorado 80211-6400

(Address of principal executive offices, including zip code)

(303) 458-5727

(Registrant's telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 6, 2006 our shareholders voted in favor of amending our Articles of Incorporation by increasing the authorized number of common stock from 100,000,000 to 200,000,000 shares with a par value of $0.0001 and authorizing the issuance of 100,000,000 shares of preferred stock with a par value of $0.0001 per share.

On October 6, 2006 we filed with the Nevada Secretary of State a Certificate of Amendment to Articles of Incorporation in connection with the increase of authorized capital approved by our shareholders.

Item 9.01	Financial Statements and Exhibits.
99.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State on October 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

id-CONFIRM, INC.

Per:

/s/ Thomas Breen

Thomas Breen

President and Director

Dated: October 10, 2006